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                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 21, 2000, except as to Note 14 which is as of March 6, 2000, relating to the consolidated financial statements and financial statement schedule of S1 Corporation, which appears in S1 Corporation's Annual Report on Form 10-K for the year ended December 31, 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

PricewaterhouseCoopers LLP
Atlanta, Georgia
May 3, 2000